UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 8, 2021, Uniti Group Inc., a Maryland corporation (the “Company”), filed a prospectus supplement No. 3 ( “Prospectus Supplement No. 3”) under the Company’s effective shelf registration statement on Form S-3ASR (Registration No. 333-237139) to satisfy one of its obligations under the registration rights agreement, dated as of June 28, 2019, entered into by and among the Company, its wholly owned subsidiary, Uniti Fiber Holdings Inc. (“Uniti Fiber”), and Barclays Capital Inc., on behalf of the initial purchasers, in connection with Uniti Fiber’s issuance of $345,000,000 aggregate principal amount of 4.00% Exchangeable Senior Notes due 2024 (the “Notes”) that are exchangeable into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Company previously filed (i) a prospectus supplement dated June 22, 2020 (“Prospectus Supplement”) registering 38,249,667 shares of Common Stock issuable upon exchange of the Notes, which was calculated based on the then current maximum exchange rate of the Notes, and (ii) a prospectus supplement No. 2 dated March 9, 2021 (“Prospectus Supplement No. 2”) supplementing and amending the selling stockholder information relating to 1,169,663 of such shares of Common Stock included in Prospectus Supplement. Prospectus Supplement No. 3 amended and superseded Prospectus Supplement and Prospectus Supplement No. 2 and registered an additional 2,254,954 shares of Common Stock issuable upon exchange of the Notes (plus an indeterminable number of shares of the Company’s Common Stock that may be issued in connection with a stock split, stock dividend, recapitalization or other similar event) pursuant to adjustments to the current maximum exchange rate as a result of the payment of cash dividends in excess of certain amounts issuable upon exchange of the Notes, resulting in the registration of an aggregate of 40,504,621 shares of Common Stock.

Included in this Current Report on Form 8-K is the legal opinion and consent of the Company’s counsel, Kutak Rock LLP, regarding the legality of the Common Stock covered by Prospectus Supplement No. 3, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Kutak Rock LLP

23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

By:	/s/ Daniel L. Heard
Name:	Daniel L. Heard
Title:	Executive Vice President – General Counsel and Secretary

October 8, 2021